©2024 eHealthInsurance Services, Inc. Q4 & FY 2023 Financial Results 1

©2024 eHealthInsurance Services, Inc. 2 Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our estimates regarding Medicare enrollment growth and estimated Medicare membership; our estimates regarding commissions receivable collection and our retention rates; our estimates of constrained lifetime value of commissions per approved member; our 2024 operational priorities, including our local market strategy, branding, and member loyalty and retention strategy; our guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow; our investments in technology and operational initiatives and expected impact of these investments on our business; our expectations regarding our business, industry and market trends, including regulatory proposals, market opportunity, consumer demand and our competitive advantage; and other statements regarding our future operations, financial condition, prospects and business strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward- looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

©2024 eHealthInsurance Services, Inc. 3 Earnings Highlights  Q4 2023 total revenue increased 26% year-over-year to $247.7 million, including $15.6 million in positive net adjustment revenue reflective of continued positive trends in beneficiary persistency commissions payments. This compares to positive net adjustment revenue of $11.1 million in Q4 2022.  Medicare Advantage approved members for Q4 of 2023 were 159,595, an increase of 22% year-over-year  Q4 2023 Medicare Advantage LTV increased 11% to $1,151 from $1,033 in Q4 2022, driven primarily by favorable member retention and carrier mix, among other factors.  Operating cash flow of ($6.7) million for the twelve months ended December 31, 2023 outperformed the high end of our guidance range and represents a significant improvement from operating cash flow for the twelve months ended December 31, 2022 of ($26.9) million.  Q4 2023 GAAP net income of $52.2 million improved $31.5 million compared to Q4 2022 GAAP net income of $20.7 million.  Q4 2023 adjusted EBITDA(1) of $69.6 million improved $20.1 million compared to Q4 2022 adjusted EBITDA(1) of $49.5 million.  Q4 2023 online unassisted conversion rate increased more than 20% year-over-year.  Medicare Advantage per unit gross margin(2) expanded year-over-year from 29% in Q4 2022 to 32% in Q4 2023. (1) Adjusted EBITDA is calculated by excluding dividends for preferred stock and change in preferred stock redemption value (together the “impact from preferred stock”), provision for (benefit from) income taxes, depreciation and amortization, stock- based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. (2) We define Medicare Advantage per unit gross margin as the sum of Medicare customer care and enrollment cost (CC&E) and Medicare variable marketing cost per MA-equivalent approved member divided by Medicare Advantage LTV per approved member.

©2024 eHealthInsurance Services, Inc. Q4 ‘23 total revenue grew 26% y/y, driven by strong performance within our Medicare segment reflecting approved Medicare member growth, increase in our MA LTVs and positive net adjustment (tail) revenue. 4 Q4 & FY 2023 Total Revenue Grew Year-over-Year $11.1 $15.6 Q4-FY22 Q4-FY23 26% $196.3 $247.7 $185.2 $232.1 25% $6.4 $48.1 FY22 FY23 $405.4 $452.9 $399.0 $404.8 12% 1% Total Revenue ($MM)

Another AEP with Expanded Unit Margins Year-Over-Year



Q4-FY21 (1)
$1,017
$(276)
$(614)
$126
12%
MA LTV
CC&E per MA-Equiv. (2) Approved Member
Variable marketing cost per MA-Equiv.(2) Approved Member
Per Unit Gross Margin



Q4-FY22
$1,033
$(259)
$(470)
$304
29%
MA LTV
CC&E per MA-Equiv. (2) Approved Member
Variable marketing cost per MA-Equiv.(2) Approved Member
Per Unit Gross Margin



Q4-FY23
$1,151
$(323)
$(456)
$372
32%
MA LTV
CC&E per MA-Equiv. (2) Approved Member
Variable marketing cost per MA-Equiv.(2) Approved Member
Per Unit Gross Margin

(1) Sums may not foot due to rounding.
(2) The number of MA-equivalent approved members is calculated by adding the total number of approved Medicare Advantage and Medicare Supplement members and 25% of the total number of approved Medicare Part D members during the period presented.

©2024 eHealthInsurance Services, Inc.
eHealth | 5

Q4 & FY 2023 Profitability Improved Year-Over-Year

On a year-over-year basis, FY 2023 GAAP Net Income improved $60.5 million, and adjusted EBITDA[1] improved $55.7 million compared to FY 2022.



Q4 GAAP Net Income ($MM)
$20.7
$52.2
Q4-FY22
Q4-FY23



FY GAAP Net Loss ($MM)
($88.7)
FY2022
($28.2)
FY2023



Q4 Adjusted EBITDA ($MM)[1]
$49.5
$69.6
Q4-FY22
Q4-FY23



FY Adjusted EBITDA ($MM)[1]
($41.7)
FY2022
$14.1
FY2023

(1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

©2024 eHealthInsurance Services, Inc. eHealth | 6

Q4 Medicare Segment Performance

Q4 ‘23 Medicare Advantage approved members increased 22% year-over-year.

Total Q4 ‘23 Medicare approved members grew 16% year-over-year, reflecting growth in Medicare Supplement applications and a decline in Part D enrollments, part of a continued market-wide shift away from standalone drug plans.


Medicare Segment Revenue ($MM)
$180.4
30%
$233.7
Q4-FY22
Q4-FY23


Medicare Segment Profit ($MM) (1)
$53.2
51%
$80.3
Q4-FY22
Q4-FY23


Medicare Advantage Approved Members (000s)
131.2
22%
159.6
Q4-FY22
Q4-FY23


Total Medicare Approved Members (000s)
161.5
16%
186.6
Q4-FY22
Q4-FY23

(1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, interest expense and other income (expense), net.

©2024 eHealthInsurance Services, Inc. eHealth | 7

Q4 Employer & Individual (E&I) Segment Performance

Q4 '23 Employer and Individual segment results reflect a year-over-year decrease in enrollment volume, and roughly flat LTVs.



Employer & Individual Segment Revenue ($MM)
$15.9
(12%)
$14.0
Q4-FY22
Q4-FY23



Employer & Individual Segment Profit ($MM) (1)
$9.2
(22%)
$7.1
Q4-FY22
Q4-FY23



IFP, SMB, & Ancillary Approved Members (000s)
34.7
(26%)
25.8
Q4-FY22
Q4-FY23

(1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, interest expense and other income (expense), net.

©2024 eHealthInsurance Services, Inc. eHealth | 8

Local Markets Strategy Showing Strong Results

- Born from the idea that "healthcare is local." Aligned with local provider networks, pharmacies & strategic partners.
- Seeing success in several metrics: Local market enrollments convert at higher rates and have a lower early cancelation rate than national enrollments.
- In Q4 '23 **Local Market agents converted 13% better** relative to our national agents.
- Plan to deepen our investment in existing local markets in 2024.



Q4 2022
Pilot in NY and IL markets

Q1 2023
Planned and prepared for full-scale deployment

Q2 2023
Rolled out local sales model agents across 6 markets

Q4 2023
Expanded program to 12 states

©2024 eHealthInsurance Services, Inc.
eHealth | 9

©2024 eHealthInsurance Services, Inc. Year-over-year growth in ending commissions receivable balance reflects Q4 enrollment growth and the upward revisions to our receivable that flowed through our income statement in the form of tail revenue. Fiscal 2023 operating cash flow improved year-over-year, driven by year-over-year improvements in operating cash flow Q1 through Q3 of 2023. 10 Cash Flow & Balance Sheet Highlights ($26.9) ($6.7) FY2022 FY2023 Operating Cash Flow ($MM) $144.4 $121.7 Dec 31, 2022 Dec 31, 2023 Ending Cash, Cash Equivalents & Marketable Securities ($MM) $884.3 $918.2 Dec 31, 2022 Dec 31, 2023 Ending Commissions Receivable (Current & Non-Current) ($MM)

©2024 eHealthInsurance Services, Inc. $174.5 $77.2 $66.0 $72.7 $154.4 $73.9 $67.9 $83.8 $14.6 $4.8 $1.5 $25.3 $6.0 $7.1 $8.1 $24.4 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Commission Non-Commission & Others $379.7 $390.4 $380.0 $42.0 $46.1 $45.6 FY2021 FY2022 FY2023 Total Cash Collected by Revenue Type Commission cash collections grew 15% year-over-year in Q4 2023. This reflects the increase in commission payments that we have experienced over the past year in conjunction with improved retention within our Medicare book of business. 11 (1) We distinguish between commission and non-commission based cash collections using the same methodology we use to distinguish between commission revenue and revenue from non-commission sources, which can be found in our Annual Report on form 10-K filed with the SEC on March 1, 2023. (1) Cash Collected by Revenue Type ($MM)

©2024 eHealthInsurance Services, Inc. 12 FY24 Operational Priorities Grow revenue year- over-year while producing positive adjusted EBITDA 1 Advance our local market focused, omni-channel enrollment engine to drive higher conversions and greater margins 2 Launch the next phase of our member loyalty & retention strategy 3 Drive our B2B strategy and fortify the organizational foundation that supports our strategic partners and direct-to- employer opportunities 4 Enhance eHealth’s comprehensive product portfolio beyond Medicare Advantage agency business to drive year- round growth 5

©2024 eHealthInsurance Services, Inc. 13 FY24 Guidance 2024 Full Year Guidance Range (in millions) Total Revenue $450 – $475 GAAP Net Income (Loss) ($40) – ($20) Adjusted EBITDA(1) ($5) – $20 Operating Cash Flow ($15) – ($5) (1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. 2024 guidance includes an estimate for positive net adjustment revenue in the range of $0 to $15 million reflective of potential tail revenue that was previously constrained.

©2024 eHealthInsurance Services, Inc. Appendix 14

©2024 eHealthInsurance Services, Inc. 15 GAAP Net Income (Loss) Attributable to Common Stockholders to Adjusted EBITDA Reconciliation

©2024 eHealthInsurance Services, Inc. 16 Reconciliation of Non-GAAP Financial Measures to Guidance